UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K / A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2011

NICOR INC
(predecessor company to OTTAWA ACQUISITION LLC)
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1844 Ferry Road Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Amendment No. 1 to our Current Report on Form 8-K filed with the SEC on December 16, 2011, for the purpose of correcting the first sentence in the first paragraph of Item 4.01.

This amendment does not reflect events occurring after the filing of the original Form 8-K or, except as indicated above and except for updating changes to Item 4.01, modify or update the information in the original Form 8-K.

Item 4.01.                  Changes in Registrant’s Certifying Accountant.

On October 31, 2011 and in connection with the Transaction, the Audit Committee of AGL’s board of directors (the “Audit Committee”) authorized the dismissal of Deloitte & Touche LLP (“Deloitte”) as Nicor Inc.’s (the Company) independent public accountants and engagement of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent public accountants, effective as of the effective time of the Subsequent Merger.  The Audit Committee made the determination to engage PricewaterhouseCoopers to serve as the Company’s independent public accountants as part of its responsibility under the Sarbanes-Oxley Act of 2002 and related regulations adopted and proposed by the SEC and the New York Stock Exchange, which formally charge audit committees of public companies with the responsibility of evaluating, retaining and discharging a company’s independent auditor.

The reports of Deloitte on the consolidated financial statements of the Company for the fiscal years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2009 and December 31, 2010, as applicable, and through the date of this Form 8-K, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the foregoing disclosures.  A copy of Deloitte’s letter, dated December 15, 2011, stating its agreement with such statements is attached hereto as Exhibit 16.1.

During the Company’s fiscal years ended December 31, 2009 and December 31, 2010 and through the date of this Form 8-K, the Company did not consult PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.                  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1
Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated December 15, 2011 (incorporated by reference from the Company’s Current Report on Form 8-K filed on December 16, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ottawa Acquisition LLC, as successor company to Nicor Inc.
(Registrant)
Date: December 16, 2011	/s/ Paul R. Shlanta
Paul R. Shlanta Senior Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description
16.1
Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated December 15, 2011 (incorporated by reference from the Company’s Current Report on Form 8-K filed on December 16, 2011).